Exhibit 99.1

RADIANT ON PACE TO DELIVER RECORD RESULTS

CONTINUES ITS COVID RELIEF EFFORTS

Announces new Employee inducement awards IN CONNECTION WITH RECENT NAVEGATE ACQUISITION

RENTON, WA April 6, 2022 – Radiant Logistics, Inc. (NYSE American: RLGT), a third-party logistics and multimodal transportation services company, today reported that, based upon estimates of its preliminary unaudited results of operations, it expects to report another quarter of record financial results for third fiscal quarter ended March 31, 2022.

“Although our SEC-compliant financial statements have not yet been completed, based on our preliminary unaudited financial statements, we are likely on pace to deliver yet another sequential quarter of record results,” said Bohn Crain, Founder and CEO of Radiant Logistics. “Our business remains quite strong across our various service offerings with a particularly strong showing in our project charter business and the first full quarterly contribution from our December 2021 acquisition of Navegate, Inc., whose financial contribution is trending ahead of its historic results of operations. The Navegate acquisition has strengthened Radiant’s international services offering, particularly in the areas of customs brokerage, ocean forwarding and drayage services and brings with it a proprietary technology platform to facilitate global trade management. Joe Pelletier, Chad Bickett and the entire Navegate team are doing a fantastic job of servicing our customers in what remains a difficult market environment.”

Mr. Crain continued, “We are particularly proud that during the quarter ended March 31, the Radiant team had the opportunity to continue to assist in COVID relief efforts, providing mission critical support to move COVID test kits on behalf of the United States Department of Health and Human Services. The mission, including coordination of cargo at origin, uplift and delivery involved the chartering of 24 aircraft flying 85.4 million COVID test kits into the interior of the US for final mile delivery and ultimate distribution. The program details included over 474,000 cartons of test kits on these 24 flights, followed by the safe and speedy transfer of the kits to over two hundred thirty 53-foot trailers for delivery to strategic centers in the U.S., with the ultimate destination to be into the hands of the American people.”

Further regarding its recent acquisition of Navegate, Mr. Crain announced that inducement equity awards were provided to Joseph Pelletier and Chad Bickett, who were each offered a financial incentive as part of their continued employment with Navegate, in the form of the right to purchase 20,000 shares of Radiant's common stock at a price of $6.088 per share, subject to NYSE approval. The inducement awards were granted in accordance with NYSE American Company Guide Section 711(a).

Earnings Call and Webcast Access Information

Radiant Logistics, Inc. will host a conference call to discuss its financial results for the quarter ended March 31, 2022 in mid-May and will provide those details closer to the date of that event.

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics and multimodal transportation services company delivering advanced supply chain solutions through a network of company-owned and strategic operating partner locations across North America. Through its comprehensive service offering, Radiant provides domestic and international freight forwarding services, truck and rail brokerage services and other value-added supply chain management services, including customs brokerage, order fulfillment, inventory management and warehousing to a diversified account base including manufacturers, distributors and retailers using a network of independent carriers and international agents positioned strategically around the world.

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; and such other factors that may be identified from time to time in our Securities and Exchange Commission (“SEC”) filings and other public announcements, including those set forth under the caption “Risk Factors” in our Form 10-K for the year ended June 30, 2021 and Form 10-Q for the quarter ended December 31, 2021. In addition, the global economic climate and additional or unforeseen effects from the COVID-19 pandemic amplify many of these risks. With respect to the forward-looking statements regarding our third-quarter results of operations, we have developed such forward-looking statements based on management’s assessment of preliminary financial data and internal management prepared unaudited financial statements that have not yet been reviewed by our independent registered public accountants. Accordingly, such statements are inherently uncertain and subject to change as we complete our financial results for the quarter. As we finalize our third-quarter financial statements, we and our independent registered public accountants may identify items that could cause final reported results to be materially different from the preliminary financial estimates presented herein. With respect to other froward-looking statements included within this announcement, All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 tmacomber@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. Jennifer Deenihan (425) 462-1094 jdeenihan@radiantdelivers.com